GOLDMAN SACHS TRUST II

Institutional Shares of the

Goldman Sachs Multi-Manager Real Assets Strategy Fund

(the “Fund”)

Supplement dated May 6, 2016 to the

Prospectus dated February 26, 2016

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, RARE Infrastructure (North America) Pty Limited (“RARE”) will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Real Assets Strategy Fund—Summary—Portfolio Management”:

As of the date of this Prospectus, Prudential Real Estate Investors (“PREI”), a business unit of PGIM Inc., RARE Infrastructure (North America) Pty Limited (“RARE”) and RREEF America L.L.C. (“RREEF”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Prudential Real Estate Investors” under “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager Real Assets Strategy Fund”:

RARE Infrastructure (North America) Pty Limited

RARE Infrastructure (North America) Pty Limited (“RARE”), located at Level 13, 35 Clarence Street, Sydney, Australia 2000, an investment adviser registered with the SEC, is focused on global listed infrastructure investments. The firm has approximately $6.2 billion of assets under management as of February 2016. With respect to the Fund, the firm manages an allocation using an infrastructure value strategy.

This Supplement should be retained with your Prospectus for future reference.

MMRAMGRSTK 05-16